Exhibit 32.1
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  Certification of Principal Executive Officer and Principal Financial Officer
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           Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

          In connection with the Quarterly Report of Wentworth IV, Inc. (the "Company") on Form 10-Q for the period ended March 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kevin
R. Keating, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                                     /s/   Kevin R. Keating
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                                                     Kevin R. Keating
                                                     Principal Executive Officer
                                                     Principal Financial Officer
May 1, 2009